SUPPLEMENT DATED AUGUST 31, 2015

TO THE PROSPECTUSES DATED MAY 1, 2015 FOR THE FOLLOWING CONTRACTS:

New York Life Premier Variable Annuity II (“Premier II”)

New York Life Premier Plus Variable Annuity II (Premier Plus II”)

New York Life Flexible Premium Variable Annuity III (“Flexible Premium III”)

New York Life Complete Access Variable Annuity II (“Complete Access II”)

(collectively, the “Prospectuses”)

This supplement revises and, to the extent inconsistent therewith, replaces information contained in the Prospectuses. You should read this information carefully and retain this supplement for future reference together with the Prospectuses. This supplement is not valid unless it is read in conjunction with the Prospectuses. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses.

This supplement (i) describes two new optional features (Traditional Dollar Cost Averaging and Interest Sweep) and (ii) revises the “Appendix – State Variations” to include the Florida and North Dakota state variations. Unless otherwise stated, the revisions apply to all Prospectuses. The Prospectuses are revised as follows:

A.	Add the following “Traditional Dollar Cost Averaging” section before “THE POLICIES—Dollar Cost Averaging Advantage Account”:

Traditional Dollar Cost Averaging

This option, which is available at no additional cost, permits systematic investing to be made in equal installments over various market cycles to help reduce risk. You may specify, prior to the Annuity Commencement Date, a specific dollar amount to be transferred from any Investment Divisions to any combination of Investment Divisions and/or the Fixed Account. For Premium based M&E Charge Premier II, Premier Plus II and Flexible Premium III policies, amounts cannot be transferred to the Fixed Account. You will specify the Investment Divisions to transfer money from, the Investment Divisions and/or Fixed Account to transfer money to, the amounts to be transferred, the date on which transfers will be made, subject to our rules, and the frequency of the transfers (either monthly, quarterly, semi-annually or annually). You may not make transfers from the Fixed Account, but you may make transfers into the Fixed Account. Each transfer from an Investment Division must be at least $100. You must have a minimum Accumulation Value of $2,500 to elect this option. Once all money has been allocated to the Investment Divisions of your choice or the balance in the Investment Division you are transferring from is less than $100, the traditional Dollar Cost Averaging will cease. A new request must be submitted to reactivate this feature. NYLIAC may reduce the minimum transfer amount and minimum Accumulation Value at its discretion.

NYLIAC will make all traditional Dollar Cost Averaging transfers on the day of each calendar month that you specify or on the next Business Day (if the day you have specified is not a Business Day). You may specify any day of the month except the 29th, 30th, or 31st. In order to process transfers under traditional Dollar Cost Averaging, VPSC must have received a completed traditional Dollar Cost Averaging request form at one of the addresses listed in Question 15, Question 16 or Question 17, as applicable to your Prospectus, no later than five Business Days prior to the date transfers are to begin. You may also process a traditional Dollar Cost Averaging transfer by any other method we make available. If your traditional

Dollar Cost Averaging request form is received less than five Business Days prior to the date you request it to begin, the transfers will begin on the day of the month you specify in the month following the receipt of your request. All completed traditional Dollar Cost Averaging request forms must be sent to VPSC at one of the addresses listed in Question 15, Question 16 or Question 17, as applicable to your Prospectus. Facsimile requests will not be accepted or processed. In addition, we will not accept emailed requests or e-mails of imaged, signed requests.

You may cancel traditional Dollar Cost Averaging at any time. To cancel traditional Dollar Cost Averaging, you must send a written cancellation request in a form acceptable to us to VPSC at one of the addresses listed in Question 15, Question 16 or Question 17 (as applicable to your Prospectus), or contact us by phone at the number provided in Question 16 or Question 17, as applicable to your Prospectus. NYLIAC may also cancel this option if the Accumulation Value is less than $2,500, or such lower amount as we may determine. You may not elect the traditional Dollar Cost Averaging if you have Automatic Asset Rebalancing.

The main objective of dollar cost averaging is to achieve an average cost per share that is lower than the average price per share during volatile market conditions. Assuming you transfer the same dollar amount to an Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar cost averaging does not assure a profit or protect against a loss in declining markets.

B.	Add the following “Interest Sweep” section after “THE POLICIES—Automatic Asset Rebalancing (AAR)”:

Interest Sweep

This feature, which is available at no additional cost, allows the interest earned on monies allocated to the Fixed Account to be transferred from the Fixed Account to one or any combination of Investment Divisions or Asset Allocation Model. You must specify the Investment Divisions and/or Asset Allocation Model, the frequency of the transfers (either monthly, quarterly, semi-annually or annually), and the day of each calendar month to make the transfers (except the 29th, 30th and 31st of a month). NYLIAC will make all Interest Sweep transfers on the day of each calendar month you have specified or on the next Business Day (if the day you have specified is not a Business Day). There is no charge imposed for the Interest Sweep option.

The Interest Sweep option may be utilized in addition to traditional Dollar Cost Averaging, Automatic Asset Rebalancing or the DCA Advantage Account. With an Asset Allocation Model, the Interest Sweep option may be utilized with Automatic Asset Rebalancing and the DCA Advantage Account. If an Interest Sweep transfer is scheduled for the same day as a transfer related to the traditional Dollar Cost Averaging option, the Automatic Asset Rebalancing option or the DCA Advantage Account, we will process the Interest Sweep transfer first.

You can cancel the Interest Sweep option at any time. To cancel the Interest Sweep Option, you must send a written cancellation request in a form acceptable to us to VPSC at one of the addresses listed in Question 15, Question 16 or Question 17 (as applicable to your Prospectus), or contact us by phone at the number provided in Question 16 or Question 17, as applicable to your Prospectus. We may also cancel this option if the Fixed Accumulation Value is less than $2,500, or such a lower amount as we may determine. Please note that you must utilize the Interest Sweep option if 100% of your premium payments are allocated to the Fixed Account.

To establish a new Interest Sweep transfer after the option has been cancelled, you must send a completed Interest Sweep request form to VPSC at one of the addresses listed in Question 15, Question 16 or Question 17, as applicable to your Prospectus. You may also process an Interest Sweep transfer by any other method we make available. VPSC must receive a completed Interest Sweep request form at least five Business Days prior to the date transfers are scheduled to begin. If VPSC does not receive a completed Interest Sweep request form at least five Business Days prior to the date you request it to begin, transfers will begin on the day of the month you specify in the month following the receipt of your request. Faxed requests will not be accepted or processed. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests. The minimum Fixed Accumulation Value required to elect this option is $2,500, but this amount may be reduced at our discretion.

C.	In addition, it is important to note the following with respect to traditional Dollar Cost Averaging and Interest Sweep:

●	Applicable to Premier II and Premier Plus II only: Traditional Dollar Cost Averaging is not available with the Investment Preservation Rider.

●	You may not have the Automatic Asset Rebalancing option if you have selected the traditional Dollar Cost Averaging option. However, you have the option of alternating between these two features.

●	Applicable to Premier II, Premier Plus II and Flexible Premium III only: The maximum amount you are allowed to transfer from the Fixed Account to the Investment Divisions or an Asset Allocation Model, including Interest Sweep transfers, during any Policy Year while the surrender charge period for the initial premium payment is in effect is 25% of the highest attained Fixed Accumulation Value as of the beginning of each Policy Year.

●	Applicable to Complete Access II only: The maximum amount that you are allowed to transfer from the Fixed Account to the Investment Divisions or an Asset Allocation Model, including Interest Sweep transfers, may not exceed 50% of the highest attained Fixed Accumulation Value as of the beginning of each Policy Year.

●	You may have funds from Interest Sweep allocated to an Asset Allocation Model.

●	You may make transfers from the Fixed Account to the Investment Divisions in connection with the Interest Sweep option.

●	Except in connection with transfers made pursuant traditional Dollar Cost Averaging and Interest Sweep, the minimum amount that you may transfer from one Investment Division to other Investment Divisions, an Asset Allocation Model or to the Fixed Account (if available), is $500.

●	Except for the traditional Dollar Cost Averaging and Interest Sweep, if the value of the remaining Accumulation Units in an Investment Division would be less than $500 or the Fixed Account would be less than $25 after you make a transfer, we will transfer the entire value unless NYLIAC in its discretion determines otherwise.

●	There is no charge for the first twelve transfers in any one Policy Year. Any transfer made in connection with traditional Dollar Cost Averaging and Interest Sweep will not count as a transfer toward the twelve transfer limit.

●	You can request the DCA Advantage Account in addition to the traditional Dollar Cost Averaging or Interest Sweep.

●	Except as part of an existing request relating to the traditional Dollar Cost Averaging, the DCA Advantage Account or the Interest Sweep, you may not transfer money into the Fixed Account if you made a transfer out of the Fixed Account during the previous six-month period.

D.	Add the following to “Appendix – State Variations”:

State	Features/Benefits	State Variation
Florida	See “The Policies – Your Right to Cancel (“Free Look”)”	You may cancel the policy within 21 days from the date you received it and receive (i) any policy charge, (ii) and premium payment(s), less any withdrawals.
	(New York Life Premier Variable Annuity II and New York Life Premier Plus Variable Annuity II only) See “Riders – Investment Preservation Rider (optional)”	An ownership change or assignment of the policy does not terminate the Investment Preservation Rider.
	See “Riders – Annual Death Benefit Reset (ADBR) Rider (optional)”	An ownership change or assignment of the policy does not terminate the ADBR Rider.
North Dakota	See “The Policies – Your Right to Cancel (“Free Look”)”	You may cancel the policy within 20 days from the date you received it and receive (i) any policy charge, (ii) and premium payment(s), less any withdrawals.
	See “The Policies – Electronic Delivery”	You may select electronic delivery; however, the e-delivery credit is not available.

New York Life Insurance and Annuity Corporation

(a Delaware Corporation)

51 Madison Avenue

New York, New York 10010